EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-Q for the period ended June 28, 2008, as filed with the Securities and Exchange Commission of the date hereof (the "Quarterly Report"), I, James G. Flanigan, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) This Quarterly Report on Form 10-Q of the Company, to which this certification is attached as an Exhibit, fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2008                 /s/ James G. Flanigan
                                      ------------------------------------------
                                      James G. Flanigan, Chief Executive Officer
                                      and President